HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042    HV-3572 - PremierSolutions State of Connecticut

Supplement dated October 19, 2017 to your Prospectus

FUND CLOSURE

Hartford Balanced HLS Fund – Class IA

Hartford Capital Appreciation HLS Fund – Class IA

Hartford Dividend and Growth HLS Fund – Class IA

Hartford Midcap HLS Fund – Class IA

Hartford Stock HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

Effective as of the close of business on December 31, 2017, the above Sub-Accounts are closed to plan sponsors that do not have investments in the above Sub-Accounts. Additional purchases in the Sub-Accounts may be made as follows: (i) purchases by plan sponsors that hold shares in the above Sub-Accounts as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain plan sponsors that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares in the above Sub-Accounts.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.